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                                                                    EXHIBIT 23.1

                    [Letterhead of McGladrey & Pullen, LLP]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   We consent to the incorporation by reference in this Registration Statement of Anworth Mortgage Asset Corporation (the "Company") on Form S-3 of our report, dated January 9, 1999 accompanying the financial statements of the Company appearing in its 1998 Annual Report on Form 10-K.

                                                /s/ Mcgladrey & Pullen, LLP
                                          _____________________________________
                                               McGladrey & Pullen, LLP

New York, New York
September 20, 1999